Pilgrim's Pride Corporation

Fiscal 2007 2nd Quarter Financial Results

May 1, 2007

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected projected benefits and synergies associated with the Gold Kist acquisition, changes in pricing, demand and market conditions for chicken products and profitability, expected financial position, cash flows and future debt levels and improved competitive positioning, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward- looking statements. Factors that could cause actual results to differ materially from those projected in such forward looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage, and restrictions imposed by and as a result of, our substantial leverage; inability to effectively integrate Gold Kist's business or realize the associated cost savings and operating synergies currently anticipated; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Current Report on Form 8-K/A filed by us with the Securities and Exchange Commission on January 24, 2007.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude accounting adjustments relating to our benefit plans and to exclude loss on early extinguishment of debt. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Supply and Demand Dynamics Improving

USDA Leg Quarter Inventories vs UB Market Pricing



Million Lbs.
Market/Lb
Leg Quarter Inventories
Market/Lb

USDA / UrnerBarry Market

USDA Breast Meat Inventories vs UB Market Pricing



Million Lbs.
Market/Lb
Breast Meat Inventories
Market/Lb

USDA / UrnerBarry Market

Historical UB Leg Quarter Pricing



Cents/Lb
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2003 2004 2005 2006 2007 5-Yr Average

UrnerBarry Market

Historical UB Breast Meat Pricing



Dollars/Lb
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2003 2004 2005 2006 2007 5-Yr Average

UrnerBarry Market

Corn Outlook

Corn Usage



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
bushels
94/95
95/96
96/97
97/98
98/99
99/00
00/01
01/02
02/03
03/04
04/05
05/06
06/07
07/08
year
Feed & Residual
Food/Seed/Ind excl Ethanol
Ethanol for Fuel
Exports

* Source USDA

% Corn for Ethanol vs. Pricing



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$/bushel
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
94/95
95/96
96/97
97/98
98/99
99/00
00/01
01/02
02/03
03/04
04/05
05/06
06/07
07/08
year
Futures Price ($/Bu)
Farm Price ($/Bu)
Corn % for Ethanol

* Source USDA

Overview

- USDA estimates farmers will plant 90.5 million acres of corn in '07, ↑15% from '06
- However, in 13 of last 20 years, actual plantings were below reported intentions
- USDA estimates that in 2007, approx. 5.8 billion bushels of the corn crop are intended for Feed & Residual Uses, ↓ 2.9% from '06
- USDA estimates that in 2007, 3.2 billion bushels of the corn crop are intended for ethanol usage, ↑ 48.8% from '06
- On June 29th, the USDA is scheduled to release the June "Acreage" Report

Pilgrim's Pride Annual Consumption

~324 million bushels of corn
~3.2 million tons of soybean meal

- $0.01/bushel change affects cost of goods sold by ~$3.24 million annually for corn
  - $1/ton change affects cost of goods sold by ~$3.2 million annually for soybean meal

Earnings Per Share

	2nd Fiscal Quarter		
	FY2007*	FY2006	% Change
Actual			
Quarter to Date	-$0.60	-$0.48	-25%
Fiscal Year to Date	-$0.73	-$0.09	-711%
Pro Forma			
Quarter to Date	-$0.60	-$0.99	39%
Fiscal Year to Date	-$1.25	-$0.83	-51%
Loss on Early Extinguishment of Debt	-$0.14	NA	

(*) Includes a charge of $0.14 per share related to the early extinguishment of debt incurred by the Company in connection with the financing for Gold Kist acquisition in Q2 FY2007

Sales Segment – 2nd Quarter

($ in millions)	Actual			Pro forma	
	FY2007	FY2006	% Change	FY2006	% Change
Chicken:					
United States	$ 1,683.5	$ 985.2	70.9%	$ 1,499.3	12.3%
Mexico	111.0	104.0	6.7%	104.0	6.7%
Total Chicken Sales	1,794.5	1,089.2	64.8%	1,603.3	11.9%
Total Turkey Sales	12.3	17.1	-28.1%	17.2	-28.5%
Sale of Other Products:					
United States	183.2	154.1	18.9%	169.4	8.1%
Mexico	4.0	5.3	-24.5%	5.3	-24.5%
Total Sale of Other Products	187.2	159.4	17.4%	174.7	7.2%
Total Net Sales	$ 1,994.0	$ 1,265.7	57.5%	$ 1,795.2	11.1%

Sales Segment – 2nd Quarter YTD

($ in millions)

	Actual			Pro forma		
	FY2007	FY2006	% Change	FY2007	FY2006	%Change
Chicken:						
United States	$ 2,714.4	$ 2,019.4	34.4%	$ 3,229.3	$ 3,062.5	5.4%
Mexico	234.0	196.4	19.1%	234.0	196.4	19.1%
Total Chicken Sales	2,948.4	2,215.8	33.1%	3,463.3	3,258.9	6.3%
Total Turkey Sales	64.1	79.0	-18.9%	64.7	80.0	-19.1%
Sale of Other Products:						
United States	312.1	307.6	1.5%	324.4	334.2	-2.9%
Mexico	6.5	7.1	-8.5%	6.5	7.1	-8.5%
Total Sale of Other Products	318.6	314.7	1.2%	330.9	341.3	-3.0%
Total Net Sales	$ 3,331.1	$ 2,609.5	27.7%	$ 3,858.9	$ 3,680.2	4.9%

Results from Operations – 2nd Quarter

($ in millions, except per share figures)	Actual FY2007	Actual FY2006	Actual %Change	Pro forma FY2006	Pro forma % Change
EPS	**$ (0.60)**	**$ (0.48)**	**-25.0%**	**$ (0.99)**	**39.4%**
Net Sales	$ 1,994.0	$ 1,265.7	57.5%	$ 1,795.2	11.1%
Net (Loss) Income	$ (40.1)	$ (32.0)	-25.3%	$ (65.7)	39.0%
EBITDA	$ 31.4	$ (3.3)	1051.5%	$ (16.3)	292.6%
EBITDA Reconciliation					
Net (Loss) Income	$ (40.1)	$ (32.0)		$ (65.7)	
Add:					
Income tax (benefit) expense	(20.0)	(15.1)		(37.6)	
Interest expense, net	37.6	10.1		31.3	
Depreciation and amortization	55.0	34.7		57.3	
Minus:					
Amortization of capitalized financing costs	1.1	1.0		1.6	
EBITDA - as reported	$ 31.4	$ (3.3)	1051.5%	$ (16.3)	292.6%
EBITDA Margin - as reported	1.57%	-0.26%		-0.91%	
Loss on early extinguishment of debt	14.5 (*)	-		-	
EBITDA - Adjusted	**$ 45.9**	**$ (3.3)**		**$ (16.3)**	
EBITDA Margin - Adjusted	2.30%	-0.26%		-0.91%	

(*) Includes a charge of $14.5 million related to the early extinguishment of debt incurred by the Company in connection with the financing for Gold Kist acquisition in Q2 FY2007

Results from Operations – 2nd Quarter YTD

($ in millions, except per share figures)	YTD Actual FY2007	YTD Actual FY2006	YTD Actual %Change	YTD Pro forma FY2007	YTD Pro forma FY2006	YTD Pro forma %Change
EPS	**$ (0.73)**	**$ (0.09)**	**-711.1%**	**$ (1.25)**	**$ (0.83)**	**-50.6%**
Net Sales	$ 3,331.1	$ 2,609.5	27.7%	$ 3,858.9	$ 3,680.2	4.9%
Net (Loss) Income	$ (48.8)	$ (6.3)	-674.6%	$ (82.9)	$ (55.1)	-50.5%
EBITDA	$ 61.5	$ 71.6	-14.1%	$ 57.9	$ 79.2	-26.9%
EBITDA Reconciliation						
Net (Loss) Income	$ (48.8)	$ (6.3)		$ (82.9)	$ (55.1)	
Add:						
Income tax (benefit) expense	(25.8)	(4.2)		(46.5)	(35.3)	
Interest expense, net	50.2	18.6		76.0	61.3	
Depreciation and amortization	87.7	65.1		112.8	111.1	
Minus:						
Amortization of capitalized financing costs	1.8	1.6		1.5	2.8	
EBITDA - as reported	$ 61.5	$ 71.6	-14.1%	$ 57.9	$ 79.2	-26.9%
EBITDA Margin - as reported	1.85%	2.74%		1.50%	2.15%	
Loss on early extinguishment of debt	14.5 (*)	-		14.5	-	
EBITDA - Adjusted	**$ 76.0**	**$ 71.6**		**$ 72.4**	**$ 79.2**	
EBITDA Margin - Adjusted	2.28%	2.74%		1.88%	2.15%	

(*) Includes a charge of $14.5 million related to the early extinguishment of debt incurred by the Company in connection with the financing for Gold Kist acquisition in Q2 FY2007

Summary Operating Results – 2nd Quarter

($ in millions)	Three Months Ended		Six Months Ended	
	FY2007	FY2006	FY2007	FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ (4.2)	$ (37.7)	$ (15.6)	$ 16.1
Mexico	(12.6)	1.8	(11.3)	(5.2)
Total Chicken	(16.8)	(35.9)	(26.9)	10.9
Total Turkey	0.3	(6.7)	2.8	(12.4)
Other Products:				
United States	4.3	4.4	8.4	9.0
Mexico	0.5	0.3	1.1	0.8
Total Other Products	4.8	4.7	9.5	9.8
GAAP Operating (Loss) Income	**$ (11.7)**	**$ (37.9)**	**$ (14.6)**	**$ 8.3**
Operating Margin	-0.6%	-3.0%	-0.4%	0.3%

Summary Operating Results – Pro forma

($ in millions)	Three Months Ended		Six Months Ended	
	FY2007	FY2006	FY2007	FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ (4.2)	$ (74.8)	$ (46.6)	$ (24.9)
Mexico	(12.6)	1.8	(11.3)	(5.2)
Total Chicken	(16.8)	(73.0)	(57.9)	(30.1)
Total Turkey	0.3	(6.7)	2.8	(12.4)
Other Products:				
United States	4.3	5.0	9.0	10.2
Mexico	0.5	0.3	1.1	0.8
Total Other Products	4.8	5.3	10.1	11.0
GAAP Operating (Loss) Income	**$ (11.7)**	**$ (74.4)**	**$ (45.0)**	**$ (31.5)**
Operating Margin	-0.6%	-4.1%	-1.2%	-0.9%

Long-term Debt

($ in thousands)	Fiscal Quarter Ending March 31, 2007				Pro forma Fiscal Quarter Ending December 30, 2006(1)			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,391	--	$ 299,391	2011	$ 299,496	--	$ 299,496
Senior unsecured notes, interest at 9 1/4%	2013	5,135	--	5,135	2013	6,985	--	6,985
Senior subordinated unsecured notes, interest at at interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	25,000	525,000	550,000	2016	25,000	525,000	550,000
Term Loan with bank at 6.84%	2016	99,750	--	99,750	2016	100,000	--	100,000
Term loan with bank at 7.06%	2016	110,000	--	110,000	2016	110,000	--	110,000
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	540,000	--	540,000	2016	515,000	--	515,000
Mexico revolving credit facility	2011	50,472	--	50,472	2011	75,526	--	75,526
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	3,824	--	3,824	VAR	3,952	--	3,952
		1,797,772	$ 525,000	$ 2,322,772		1,800,159	$ 525,000	$ 2,325,159
Less current maturities		8,253				3,295		
Total Long-term debt		$ 1,789,519				$ 1,796,864		

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending March 31, 2007				Proforma Fiscal Quarter Ending December 30, 2006[1]			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2013	$ -	$ 211,569	$ 300,000	2009	$ 88,400	$ 61,600	$ 150,000
Total Debt		$ 1,797,772	$ 736,569	$ 2,622,772		$ 1,888,559	$ 586,600	$ 2,475,159
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 1,797,772	$ 861,569	$ 2,747,772		$ 1,888,559	$ 711,600	$ 2,600,159

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Summary of Credit Ratios

	FY2006	LTM Ending 3/31/07	2Q FY07	1Q FY07	4Q FY06	3Q FY06
EBITDA / Interest Expense (**)	3.37x	1.75x	0.83x	2.39x	5.41x	0.70x
Adj. EBITDA / Interest Exp. (***)	3.53x	2.04x	1.22x	2.39x	6.01x	0.70x
Total Debt / EBITDA (*)	4.13x	14.20x	-	7.80x	4.13x	2.06x
Net Debt / EBITDA (*)	2.99x	13.65x	-	6.21x	2.99x	1.88x
Total Debt / Total Capital	33.6%	62.7%	-	39.3%	33.6%	30.5%
Net Debt / Total Capital	26.8%	61.8%	-	34.0%	26.8%	28.5%
Net Worth (millions)	$1,117.3	$1,068.8	-	$1,110.3	$1,117.3	$1,124.9
Book Value/Common Share	$16.79	$16.06	-	$16.68	$16.79	$16.90

(*) For 1Q FY07 & 3Q FY06, EBITDA used in this calculation is based on the LTM periods ending December 30, 2006 & July 1, 2006, respectively. For 4Q FY06 EBITDA used in this calculation is based on the Fiscal Year Ended September 30, 2006. See Appendix A for reconciliations.

(**) See Appendices A thru E for reconciliation of EBITDA used in this calculation.

(***) See Appendices A thru E for reconciliation of Adjusted EBITDA used in this calculation.

Capital Expenditures



Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$30.7
$15.2
$15.5
$60.8
$40.0
$20.8
$55.1
$13.7
$41.4
$74.5
$32.1
$42.4
$127.3
$74.0
$53.3
$94.4
$30.8
$63.6
$107.2
$40.4
$66.8
$143.9
$64.1
$79.8
$234.3
$136.3
$98.0
$163.8
$62.9
$100.9
$214.2
$102.7
$111.5
2Q FY06
2Q FY06 PF
2Q FY07
6-Mo FY06
6-Mo FY06 PF
6-Mo FY07
6-Mo FY07 PF
FY 06
FY 06 PF
LTM 3/31/07
LTM 3/31/07 PF

*The Company projects FY2007 capital expenditures of approximately $150 - $175 million.

Appendix

Reconciliation of Non-GAAP Financial Results and Other Information

Appendix A – Reconciliation
Summary of Credit Ratios & Other Information

EBITDA Reconciliations*

	FY2006	LTM Ending 3/31/07	LTM Ending 12/30/06	LTM Ending 7/1/06
Net Income	$ (34,232)	$ (76,769)	$ (68,646)	$ 47,979
Add:				
Income Tax Expense	(2,085)	(23,704)	(18,811)	12,930
Interest expense, net	40,553	72,264	44,710	40,041
Depreciation and amortization	135,133	157,714	137,482	140,733
Minus:				
Amortization of capitalized financing costs	2,606	2,864	2,730	2,615
EBITDA	$ 136,763	$ 126,641	$ 92,005	$ 239,068
Adjustments:				
Accounting adjustments related to benefit plans	6,405	6,405	6,405	-
Loss on early extinguishment of debt	-	14,475	-	-
Adjusted EBITDA	$ 143,168	$ 147,521	$ 98,410	$ 239,068

Debt net of Cash Reconciliation

	FY2006	Q2 FY07	Q1 FY07	Q3 FY06
Total Debt	$ 565,198	$ 1,797,772	$ 717,851	$ 492,738
Less Cash	156,404	69,170	146,544	44,069
Net Debt	$ 408,794	$ 1,728,602	$ 571,307	$ 448,669

*For LTM & Fiscal Year Reconciliations see Appendices B thru E

Appendix B – Reconciliation Adjusted EBITDA

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	Fiscal Year
Net Income (Loss)	$ 25,678	$ (31,954)	$ (20,473)	$ (7,483)	$ (34,232)
Add:					
Income Tax Expense (benefit)	10,962	(15,147)	(17,501)	19,601	(2,085)
Interest expense, net	8,448	10,057	11,468	10,580	40,553
Depreciation and amortization	30,348	34,744	34,960	35,081	135,133
Minus:					
Amortization of capitalized financing costs	581	976	477	572	2,606
EBITDA	$74,855	($3,276)	$7,977	$57,207	$ 136,763
Adjustments:					
Accounting adjustments related to benefit plans	-	-	-	6,405	6,405
Adjusted EBITDA	$74,855	($3,276)	$7,977	$63,612	$143,168

Appendix C – Reconciliation
Adjusted LTM EBITDA

	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	2Q2007 Actual	LTM Ending 3/31/07
Net Income (Loss)	$ (20,473)	$ (7,483)	$ (8,736)	$ (40,077)	$ (76,769)
Add:					
Income Tax Expense (benefit)	(17,501)	19,601	(5,764)	(20,040)	(23,704)
Interest expense, net	11,468	10,580	12,605	37,611	72,264
Depreciation and amortization	34,960	35,081	32,697	54,976	157,714
Minus:					
Amortization of capitalized financing costs	477	572	705	1,110	2,864
EBITDA	$7,977	$57,207	$30,097	$31,360	$126,641
Adjustments:					
Accounting Adjustments related to benefit plans	-	6,405	-	-	6,405
Loss on early extinguishment of debt	-	-	-	14,475	14,475
Adjusted EBITDA	$7,977	$63,612	$30,097	$45,835	$147,521

Appendix D – Reconciliation
Adjusted LTM EBITDA

	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	LTM Ending 12/30/06
Net Income (Loss)	$ (31,954)	$ (20,473)	$ (7,483)	$ (8,736)	$ (68,646)
Add:					
Income Tax Expense (benefit)	(15,147)	(17,501)	19,601	(5,764)	(18,811)
Interest expense, net	10,057	11,468	10,580	12,605	44,710
Depreciation and amortization	34,744	34,960	35,081	32,697	137,482
Minus:					
Amortization of capitalized financing costs	976	477	572	705	2,730
EBITDA	($3,276)	$7,977	$57,207	$30,097	$92,005
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	6,405	-	6,405
Adjusted EBITDA	($3,276)	$7,977	$63,612	$30,097	$98,410

Appendix E – Reconciliation
LTM EBITDA

	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	LTM Ending 7/1/06
Net Income (Loss)	$ 74,728	$ 25,678	$ (31,954)	$ (20,473)	$ 47,979
Add:					
Income Tax Expense (benefit)	34,616	10,962	(15,147)	(17,501)	12,930
Interest expense, net	10,068	8,448	10,057	11,468	40,041
Depreciation and amortization	40,681	30,348	34,744	34,960	140,733
Minus:					
Amortization of capitalized financing costs	581	581	976	477	2,615
EBITDA	$159,512	$74,855	($3,276)	$7,977	$239,068